CERTIFICATION

Pursuant to U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President of SEI Structured Credit Fund, L.P. (the “Fund”), with respect to the Fund’s Report on Form N-CSR for the year ended December 31, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 7, 2019

/s/ Robert A. Nesher
Robert A. Nesher
President

CERTIFICATION

Pursuant to U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer of SEI Structured Credit Fund, L.P. (the “Fund”), with respect to the Fund’s Report on Form N-CSR for the year ended December 31, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 7, 2019

/s/ James J. Hoffmayer
James J. Hoffmayer
Treasurer